                                                         EXHIBIT 10.1

                               FIRST AMENDMENT TO
                           SECOND AMENDED AND RESTATED
                    WAREHOUSING CREDIT AND SECURITY AGREEMENT

         THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED WAREHOUSING CREDIT AND SECURITY AGREEMENT (this "Amendment") is entered into as of this 9th day of March 2000, by and between U.S. HOME MORTGAGE CORPORATION, a Florida corporation (the "Company") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender").

         WHEREAS, the Company and the Lender have entered into a single family revolving warehouse facility with a present Commitment Amount of $80,000,000, to finance the origination and acquisition of Mortgage Loans as evidenced by a Promissory Note in the principal sum of $80,000,000, dated October 1, 1999 (the "Note"), and by a Second Amended and Restated Warehousing Credit and Security Agreement dated October 1, 1999, as the same may have been amended or supplemented (the "Agreement");

         WHEREAS, the Company has notified the Lender that the Parent has entered into an agreement pursuant to which the Parent will cease to exist and the Company will become a wholly owned, second tier subsidiary of Lennar Corporation (the "Acquisition"); and

         WHEREAS,   without  the prior  written  consent  of  the  Lender,  the
Acquisition would result in an Event of Default under Section 8.1(n) of the Agreement; and

         WHEREAS, the Company has requested that the Lender consent to the Acquisition and waive any Event of Default that would otherwise occur under the Agreement; and

         WHEREAS, the Lender is willing to consent to the Acquisition and to waive any Event of Default that would otherwise occur under the Agreement, subject to the terms and conditions of this Amendment.

         NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. All capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Agreement.

         2. The effective date ("Effective Date") of this Amendment shall be as of the effective date and time of the Acquisition.

         3. Section 1.1 of the Agreement is amended by adding the following definition in the appropriate alphabetical order:

                  "Construction Subsidiary" means any corporation, association or other business entity engaged in the construction of improvements on residential real property and all of the capital stock of which is, directly or indirectly, owned by the Parent.

         4. Section 1.1 of the Agreement is amended to delete the following definition in its entirety, replacing it with the following definition:

                  "Construction/Perm Mortgage Loan" means a First Mortgage Loan in a principal amount not to exceed $600,000, made for financing the purchase of real property and the construction of improvements on such real property by a Construction Subsidiary, and which is converted to a Permanent Mortgage Loan at the completion of the improvements.

                  "Parent" shall mean Lennar Corporation.

         5. Section 2.2(c) of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                           2.2(c)  Before funding,  the  Lender  shall  have  a
                  reasonable time (1 Business Day under ordinary circumstances) to examine such Advance Request and the Collateral Documents to be delivered prior to such requested Advance, as set forth in the applicable Exhibit hereto, and may reject such of them as do not meet the requirements of this Agreement or of the related Purchase Commitment. The Lender shall have no obligation to make a Wet Settlement Advance directly to a Construction Subsidiary against a Mortgage Loan unless the Lender has received satisfactory evidence from the title company closing the Mortgage Loan that such Mortgage Loan is closed and funded.

         6. Section 5.17(c) of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                           5.17(c)  Prior to  each  Construction  Advance,  the
                  Company shall have received (1) a report of the stage of completion of the improvements as set forth in the construction accounting system of the Construction Subsidiary confirming completion of the work for which the Construction Advance is being requested and (2) a title insurance updated endorsement for such Construction Advance if the title insurance policy has a "pending disbursements clause" requiring an endorsement to the title insurance policy to insure each Construction Advance after the closing of the Construction/Perm Mortgage Loan.

         7. Pursuant to Section 9 of the Agreement, the Company must provide Notice of consummation of the Acquisition to the Lender in a timely manner.

         8. The Company must deliver to the Lender (a) an executed original of this Amendment; (b) an executed Certificate of Secretary with corporate resolutions; (c) the Notice required by Section 7 of this Amendment; and (d) a $350 document production fee.

         9. The Company represents, warrants and agrees that (a) there exists no Default or Event of Default under the Loan Documents, (b) the Loan Documents continue to be the legal, valid and binding agreements and obligations of the Company enforceable in accordance with their terms, as modified herein, (c) the Lender is not in default under any of the Loan Documents and the Company has no offset or defense to its performance or obligations under any of the Loan Documents, (d) the representations contained in the Loan Documents remain true and accurate in all respects, and (e) there has been no material adverse change in the financial condition of the Company from the date of the Agreement to the date of this Amendment.

        10. Except as hereby expressly modified, the Agreement is otherwise unchanged and remains in full force and effect, and the Company ratifies and reaffirms all of its obligations thereunder.

        11. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the Company and the Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.

                                      U.S. HOME MORTGAGE CORPORATION,
                                      a Florida corporation

                                      By:   /s/  Thomas A. Napoli
                                            ----------------------------
                                            Thomas A. Napoli
                                      Its:  Vice President

                                      RESIDENTIAL FUNDING CORPORATION,
                                      a Delaware corporation

                                      By:   /s/ Jim Clapp
                                            ---------------------------
                                            Jim Clapp
                                      Its:  Director

STATE  OF  TEXAS)
                ) ss
COUNTY OF HARRIS)

         On March 28, 2000, before me, a Notary Public, personally appeared Thomas A. Napoli, the Vice President of U.S. HOME MORTGAGE CORPORATION, a Florida corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.

                                       /s/  Donna Monroe
                                       ------------------------------
                                       Donna Monroe
                                       Notary Public
                                       My Commission Expires: 3/26/03

STATE OF MARYLAND   )
                           ) ss
COUNTY OF MONTGOMERY)

         On April 3, 2000,  before me, a Notary  Public,  personally  appeared
Jim Clapp , the Director of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.

                                       /s/  Stephanie von dem Hagen
                                       ----------------------------
                                       Stephanie von dem Hagen
                                       Notary Public
 (SEAL)                                My Commission Expires: 10/15/01